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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Peak International Limited, a Bermuda corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of August 28, 2003.

                                       WS CAPITAL, L.L.C.

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WS CAPITAL MANAGEMENT, L.P.

                                       By:    WS Capital, L.L.C., its general
                                              partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WALKER SMITH CAPITAL MASTER FUND

                                       By:    WS Capital Management, L.P., its
                                              agent and attorney-in-fact

                                       By:    WS Capital, L.L.C., its general
                                              partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WALKER SMITH INTERNATIONAL FUND, LTD.

                                       By:    WS Capital Management, L.P., its
                                              agent and attorney-in-fact

                                       By:    WS Capital, L.L.C., its general
                                              partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


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                                       WSV MANAGEMENT, L.L.C.

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WS VENTURES MANAGEMENT, L.P.

                                       By:    WSV Management, L.L.C., its
                                              general partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WS OPPORTUNITY MASTER FUND

                                       By:    WS Ventures Management, L.P., its
                                              agent and attorney-in-fact

                                       By:    WSV Management, L.L.C., its
                                              general partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                       By:    WS Ventures Management, L.P., its
                                              agent and attorney-in-fact

                                       By:    WSV Management, L.L.C., its
                                              general partner

                                       By:    /s/ Reid S. Walker
                                              ---------------------------------
                                              Reid S. Walker, Member


                                       /s/ Reid S. Walker
                                       ----------------------------------------
                                       REID S. WALKER

                                       /s/ G. Stacy Smith
                                       ----------------------------------------
                                       G. STACY SMITH

                                       /s/ Patrick P. Walker
                                       ----------------------------------------
                                       PATRICK P. WALKER